UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 3, 2017
Bill Barrett Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-32367	80-0000545
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1099 18th Street, Suite 2300 Denver, Colorado		80202
(Address of principal executive office)		(Zip Code)

(303) 293-9100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events
The following information is incorporated by reference into the Registration Statement on Form S-4/A filed on June 14, 2017, including the prospectus filed pursuant to Rule 424(b)(3) on June 19, 2017, by Bill Barrett Corporation (the “Company”) to make conforming changes to the description of the terms of the indenture governing the Company’s 8.75% Senior Notes due 2025.

Clause (2) of the definition of “Permitted Indebtedness” is hereby replaced in its entirety as follows (on page 78):

“(2) Indebtedness of the Issuer or any Restricted Subsidiary incurred pursuant to the Credit Facilities; provided, however, that immediately after giving effect to the incurrence of Indebtedness under the Credit Facilities, the aggregate principal amount of all Indebtedness incurred under this clause (2) and then outstanding does not exceed the greater of (i) $450.0 million and (ii) the Borrowing Base under the Senior Credit Facility as in effect as of the date of such incurrence; provided, that any Indebtedness incurred under this clause (2) must be secured on a basis that is or would be pari passu with the Senior Credit Facility as in effect on the date of the Indenture;”

The term “Senior Credit Facility” is hereby replaced in its entirety as follows (on page 89):

““Senior Credit Facility” means the debt facility provided for under the Third Amended and Restated Credit Agreement dated as of March 16, 2010 among Bill Barrett Corporation, as borrower, JPMorgan Chase Bank, N.A., as administrative agent, Bank of America, N.A. and Deutsche Bank Securities Inc., as syndication agents, Bank of Montreal and Wells Fargo Bank, N.A., as documentation agents and the lenders party thereto, or any successor or replacement agreements and whether by the same or any other agent, lender or group of lenders, together with the related documents thereto (including, without limitation, any guarantee agreements and security documents), in each case as such agreements may be amended (including any amendment and restatement thereof), supplemented or otherwise modified from time to time, including any agreements extending the maturity of, Refinancing, replacing, increasing or otherwise restructuring all or any portion of the Indebtedness under such agreements (provided that any increase in borrowings is permitted under clause (2) of the definition of “Permitted Indebtedness”).”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 3, 2017	BILL BARRETT CORPORATION

		By:	/s/ Kenneth A. Wonstolen
Kenneth A. Wonstolen
Senior Vice President - General Counsel; and Secretary